Exhibit 10.1
AGREEMENT REGARDING PRODUCTS
          Pursuant to Section 3.4(b) of that certain Importer Agreement by and between EXTRADE II, S.A. de C.V. and CROWN IMPORTS LLC dated as of January 2, 2007 (the “Importer Agreement”), the parties agree to update the list of trademarks set forth on Exhibit A to the Importer Agreement, effective on and after January 1, 2011 (the “Effective Date”), by adding those trademarks set forth on Exhibit A hereto to the list of trademarks on Exhibit A of the Importer Agreement.
          Pursuant to Section 2.2 of that certain Sub-License Agreement by and between MARCAS MODELO, S.A. de C.V. and CROWN IMPORTS LLC dated as of January 2, 2007 (the “Sub-License Agreement”), the parties agree to update the list of trademarks set forth on Exhibit A to the Sub-License Agreement, effective on and after Effective Date, by adding those trademarks set forth on Exhibit A hereto to the list of trademarks on Exhibit A of the Sub-License Agreement.
          [****] the parties agree [****] and to replace the Exhibit B to the Importer Agreement in its entirety with Exhibit B attached hereto.
          IN WITNESS WHEREOF, the parties have executed this Agreement Regarding Products on this 28th day of October, 2010, to be effective on the Effective Date.

EXTRADE II, S.A. DE C.V.	CROWN IMPORTS LLC

By: /s/ Gabriel Aponte / Margarita Hugues	By: /s/ W. Hackett

Name: Gabriel Aponte / Margarita Hugues	Name: W. Hackett______

Title: Legal representatives	Title: President

MARCAS MODELO, S.A. DE C.V.

By: /s/ Margarita Hugues / Gabriel Aponte

Name: Margarita Hugues / Gabriel Aponte

Title: Legal representatives

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
ADDITIONAL TRADEMARKS

Mark	Registration No.	Date Registered

VICTORIA & Design	n/a	n/a

VICTORIA (Stylized)	n/a	n/a

EXHIBIT B
[****]

[****] Approximately thirteen pages of confidential materials omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.